SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2003

ARAMARK CORPORATION

(Exact name of registrant specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16807 (Commission File Number)	23-3086414 (I.R.S. Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania (Address of Principal Executive Offices)	19107 (Zip Code)

Registrant’s telephone number, including area code: 215-238-3000

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 12. Results of Operations and Financial Condition.

The information contained in this Current Report, including exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 13, 2003, ARAMARK Corporation issued a press release announcing its financial results for the quarter and fiscal year ended October 3, 2003. A copy of the press release is attached hereto as exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: November 13, 2003	By:	/s/ L. FREDERICK SUTHERLAND

	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1.	Press Release dated November 13, 2003